Subsequent Events	6 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
6.	Subsequent Events

Private Placement

In April 2025, we conducted a private placement of our Class B Common Shares and issued 500,000 Class B Common Shares to an investor. The shares were subscribed at $1.00 per share. Gross proceeds received for this private placement of $500,000 were reduced by fees of $47,525 resulting in net proceeds of $452,475. The fees included $40,000 in placement agent fees paid to Boustead Securities, LLC in accordance with the agreement disclosed in Note 4 and $7,525 in deposit agent fees paid to Sutter Securities, Inc. In addition, we issued five-year warrants to Boustead to purchase 35,000 Class B common shares at $1.00 per share.